FINANCIAL INVESTORS TRUST

Clough China Fund
(the “Fund” )

SUPPLEMENT DATED AUGUST 18, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED FEBRUARY 28, 2020, AS SUBSEQUENTLY AMENDED

Effective immediately, the following changes are being made with respect to the Fund.

Summary Prospectus

The section entitled “FEES AND EXPENSES OF THE FUND – Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” in the Summary Section of the Fund’s Prospectus is hereby deleted and replaced with the following information:

	Investor Class	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Total Other Expenses	0.63%	0.62%	0.63%	0.64%
Shareholder Services Fees	None	None	None	None
Other Fund Expenses	0.63%	0.62%	0.63%	0.64%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.90%	1.89%	2.65%	1.66%
Fee Waiver and Expense Reimbursement(1)	-0.28%	-0.27%	-0.28%	-0.29%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.62%	1.62%	2.37%	1.37%

(1)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.35% for Class I shares, 1.60% for Investor Class and Class A shares, and 2.35% for Class C shares through February 28, 2022. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through this letter agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Adviser may not discontinue this waiver prior to February 28, 2022 without the approval of the Fund’s Board of Trustees.

The section entitled “FEES AND EXPENSES OF THE FUND – Example” in the Summary Section of the Fund’s Prospectus is hereby deleted and replaced with the following information:

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2022. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 165	$ 570	$ 1,000	$ 2,196
Class A Shares	$ 706	$ 1,086	$ 1,491	$ 2,616
Class C Shares	$ 340	$ 797	$ 1,379	$ 2,958
Class I Shares	$ 139	$ 495	$ 874	$ 1,939
You would pay the following expenses if you did not redeem your shares:
Class C Shares	$ 240	$ 797	$ 1,379	$ 2,958

Prospectus

The first three sentences of the third paragraph under the section entitled “MANAGEMENT – Clough China Fund” of the Fund’s Prospectus are hereby replaced with the following information:

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.00% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.67% based on the Fund’s average daily net assets.

The fourth paragraph under the section entitled “MANAGEMENT – Clough China Fund” of the Fund’s Prospectus is hereby replaced with the following information:

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.35% for Class I shares, 1.60% for Investor Class and Class A shares, and 2.35% for Class C shares through February 28, 2022. During such period, the Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess.

Statement of Additional Information

The first three sentences of the second paragraph under the section entitled “INVESTMENT MANAGERS – Clough China Fund” of the Fund’s SAI are hereby replaced with the following information:

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.00% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.67% based on the Fund’s average daily net assets.

The third paragraph under the section entitled “INVESTMENT MANAGERS – Clough China Fund” of the Fund’s SAI is hereby replaced with the following information:

As described in the Prospectus under “Fees and Expenses of the Fund,” ALPS Advisors (the “Adviser”) has agreed contractually to limit the operating expenses of the Fund (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.35% for Class I shares, 1.60% for Investor Class shares and Class A shares, and 2.35% for Class C shares through February 28, 2022. The Adviser will reduce the fee payable with respect to the Fund to the extent of such excess and/or shall reimburse the Fund (or class as applicable) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE